Exhibit 21

SUBSIDIARY LIST
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                                                  STATE OF
UNIT                                              INCORPORATION
----                                              -------------

THE ADVERTISER COMPANY                            ALABAMA


ALEXANDRIA NEWSPAPERS, INC.                       LOUISIANA


APP NEW JERSEY PUBLISHING CO., INC.               DELAWARE


ARKANSAS TELEVISION COMPANY                       ARKANSAS


ASBURY PARK PRESS INC.                            NEW JERSEY


BAXTER COUNTY NEWSPAPERS, INC.                    ARKANSAS


CALIFORNIA NEWSPAPERS, INC.                       CALIFORNIA


CAPE PUBLICATIONS, INC.                           KENTUCKY


CARANTIN & CO., INC.                              ARIZONA


CENTRAL NEWSPAPERS, INC.                          INDIANA


CHILDREN'S EDITION, INC.                          KENTUCKY


CITIZEN PUBLISHING COMPANY                        ARIZONA


COMBINED COMMUNICATIONS CORPORATION
  OF OKLAHOMA, INC.                               OKLAHOMA


DES MOINES REGISTER AND TRIBUNE COMPANY           IOWA


THE DESERT SUN PUBLISHING COMPANY                 CALIFORNIA


THE DETROIT NEWS, INC.                            MICHIGAN


DETROIT NEWSPAPER AGENCY                          MICHIGAN


DIGICOL, INC.                                     DELAWARE


DIGIFARM, LLC                                     MINNESOTA


FEDERATED PUBLICATIONS, INC.                      DELAWARE


FIRST COAST TOWER GROUP                           FLORIDA


GANNETT DIRECT MARKETING SERVICES, INC.           KENTUCKY


GANNETT EL PASO PUBLISHING, INC.                  DELAWARE


GANNETT GEORGIA L.P.                              GEORGIA


GANNETT GEORGIA PUBLISHING, INC.                  DELAWARE


GANNETT HAWAII, INC..                             HAWAII


GANNETT KENTUCKY LIMITED PARTNERSHIP              KENTUCKY


GANNETT MASSACHUSETTS SUPPLY CORP.                MASSACHUSETTS


GANNETT MIDWEST PUBLISHING, INC.                  WISCONSIN


GANNETT MISSOURI PUBLISHING, INC.                 KANSAS


GANNETT NEVADA PUBLISHING, INC.                   NEVADA


GANNETT NEW JERSEY PARTNERS L.P.                  DELAWARE


GANNETT NEW JERSEY RESOURCES CO., INC.            DELAWARE


GANNETT ON-LINE INVESTOR, INC.                    DELAWARE


GANNETT ON-LINE PARTNER, LLC                      DELAWARE


GANNETT PACIFIC CORPORATION                       HAWAII


GANNETT RETAIL ADVERTISING GROUP, INC.            DELAWARE


GANNETT RIVER STATES PUBLISHING CORPORATION       ARKANSAS


GANNETT SATELLITE INFORMATION NETWORK, INC.       DELAWARE


GANNETT SUPPLY CORPORATION                        DELAWARE


GANNETT TELEMARKETING, INC.                       DELAWARE


GANNETT TENNESSEE L.P.                            TENNESSEE


GANNETT TEXAS L.P.                                DELAWARE


GANNETT TEXAS PUBLISHING, INC.                    DELAWARE


GANNETT U.K. LIMITED                              UNITED KINGDOM


GANNETT UTAH PUBLISHING, INC.                     DELAWARE


GANNETT VERMONT PUBLISHING, INC.                  DELAWARE


GANSAT NEW JERSEY PUBLISHING CO., INC.            DELAWARE


GUAM PUBLICATIONS, INCORPORATED                   HAWAII


INDIANA NEWSPAPERS, INC.                          INDIANA


KXTV, INC.                                        MICHIGAN


LAKE CEDAR GROUP LLC                              DELAWARE


MARY MORGAN, INC.                                 WISCONSIN


MCCLURE NEWSPAPERS, INC.                          DELAWARE


MCCORMICK GRAPHICS, INC.                          LOUISIANA


MULTIMEDIA, INC.                                  SOUTH CAROLINA


MULTIMEDIA OF CINCINNATI, INC.                    OHIO


MULTIMEDIA GEORGIA BROADCASTING, INC.             SOUTH CAROLINA


MULTIMEDIA HOLDINGS CORPORATION                   SOUTH CAROLINA


MULTIMEDIA KSDK, INC.                             SOUTH CAROLINA


MULTIMEDIA TENNESSEE BROADCASTING, INC.           SOUTH CAROLINA


NEW JERSEY PRESS, INC.                            NEW JERSEY


NEWSQUEST MEDIA (SOUTHERN) PLC                    UNITED KINGDOM


NEWSQUEST PLC                                     UNITED KINGDOM


OKLAHOMA PRESS PUBLISHING COMPANY                 OKLAHOMA


P&S GEORGIA BROADCASTING, INC.                    DELAWARE


PACIFIC MEDIA, INC..                              DELAWARE


PACIFIC AND SOUTHERN COMPANY, INC.                DELAWARE


PHOENIX NEWSPAPERS, INC.                          ARIZONA


PRESS BROADCASTING COMPANY                        NEW JERSEY


PRESS-CITIZEN COMPANY INC.                        IOWA


RENO NEWSPAPERS, INC.                             NEVADA


SALEM COUNTY SAMPLER, INC.                        NEW JERSEY


SALINAS NEWSPAPERS INC.                           CALIFORNIA


THE SUN COMPANY OF SAN BERNARDINO,
  CALIFORNIA                                      CALIFORNIA


THE TIMES HERALD COMPANY                          MICHIGAN


THE TIMES JOURNAL CO. FSC, INC.                   VIRGIN ISLANDS


TIMES NEWS GROUP, INC.                            DELAWARE


TNI PARTNERS                                      ARIZONA


TUCKER COMMUNICATIONS, INC.                       DELAWARE


TUCKER COMMUNICATIONS, INC.                       NEW YORK


TUCKER COMMUNICATIONS CONNECTICUT, INC.           NEW YORK


USA TODAY INTERNATIONAL CORPORATION               DELAWARE


USA WEEKEND, INC.                                 DELAWARE


VISALIA NEWSPAPERS INC.                           CALIFORNIA


WFMY TELEVISION CORP.                             NORTH CAROLINA


WKYC HOLDINGS, INC..                              DELAWARE


WKYC-TV, INC.                                     DELAWARE


The Company has omitted the names of 57 wholly-owned subsidiaries, which in the aggregate would not constitute a significant subsidiary of the company.